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                                   SUPPLEMENT
                              DATED JUNE 22, 2007
                                     TO THE
                    MLIG VARIABLE INSURANCE TRUST PROSPECTUS
                               DATED MAY 1, 2007

ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO

The Prospectus of the MLIG Variable Insurance Trust (the "Trust") is amended to add the following discussion regarding a proposed substitution and subsequent liquidation of the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio (the "Portfolio").

Upon the recommendation of Roszel Advisors, LLC, the investment adviser to the Trust, and in anticipation of a substantial outflow of assets currently invested in the Portfolio, the Trust's Board of Trustees has approved a Plan of Liquidation that would result in the liquidation of the Portfolio. In contemplation of the potential liquidation of the Portfolio, the insurance companies that hold the shares of the Portfolio to fund variable annuity contracts issued by them have selected the BlackRock Money Market V.I. Fund, a portfolio of the BlackRock Variable Series Fund, Inc., as the "Replacement Portfolio" and prepared a Plan of Substitution for the Portfolio, under which any assets remaining in the Portfolio at the time of liquidation would be placed in the Replacement Portfolio. Under the Plan of Liquidation, the liquidation of the Portfolio is contingent upon the occurrence of one of the following: (1) there being no shareholders remaining in the Portfolio or (2) the approval of the Plan of Substitution by a majority vote of the outstanding shares of the Portfolio, which are held by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York (each an "Insurance Company" and collectively referred to as "Insurance Companies").

More information about the Plan of Substitution and the Replacement Portfolio will be provided to the relevant shareholders and variable annuity contract owners in proxy solicitation materials that are expected to be mailed in July 2007, if necessary. Contract owners will have an opportunity to instruct the Insurance Companies how to vote the shares represented by their interests in the variable annuity contacts. If the Plan of Substitution is approved by shareholders, the substitution and the liquidation would be expected to become effective on or about October 1, 2007, or as soon as practicable thereafter (the "Substitution Date").

If you have chosen to allocate a portion of your account value to the Portfolio, you are encouraged to transfer those assets into another portfolio available under your contract as soon as possible. Additionally, contract owners who self direct investment allocations will not be permitted to allocate any new assets to the Portfolio as of June 25, 2007.

If you have account value allocated to the Portfolio because of your participation in one of the asset allocation programs offered under your contract, you do not need to take any action. The asset allocation models will be changed on the Substitution Date and asset allocation assets will be removed from the Portfolio prior to the Substitution. (If proxy solicitation materials are required, all contract owners who have account value allocated to the Portfolio as of the record date, including asset allocation participants, will have the right to instruct the Insurance Companies how to vote.)

If shareholders approve the Plan of Substitution, any assets remaining in the Portfolio will automatically be transferred to the Replacement Portfolio on the Substitution Date.

                                    *  *  *

Please retain this supplement with your Prospectus for future reference.

101881-0607